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                                                                      EXHIBIT 23






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K of Advocat Inc. and subsidiaries into the Company's previously filed Registration Statement File Numbers 33-93940, 33-93946 and 33-93950.



                                                        ARTHUR ANDERSEN LLP

Nashville, Tennessee
March 28, 2000